                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
       14A-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a -12

                            ASI TECHNOLOGY CORORATION
                            -------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each Class of securities to which transaction applies:

           ---------------------------------------------------------------------

      2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
      5)   Total fee paid:

           ---------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount previously paid:

           ---------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.

           ---------------------------------------------------------------------

      3)   Filing Party:

           ---------------------------------------------------------------------

      4)   Date Filed:

           ---------------------------------------------------------------------

                           ASI TECHNOLOGY CORPORATION
                      980 AMERICAN PACIFIC DRIVE, SUITE 111
                             HENDERSON, NEVADA 89014


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 1, 2006


         Dear Stockholder:


         The Annual Meeting of Stockholders (the "Annual Meeting") of ASI Technology Corporation (the "Company") will be held at 982 American Pacific Drive, Suite 204, Henderson, Nevada, on May 1, 2006 at 10:00 a.m. (Pacific
Time).


         At the Annual Meeting, stockholders will be asked:

1. To elect Jerry E. Polis, Eric M. Polis, Dawayne R. Jacobs, Gerald L. Ehrens and Richard A. Fait to our Board of Directors;


2. To approve an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 30,000,000;


3. To approve an amendment to the Company's 2000 Equity Incentive Plan from 250,000 shares to 950,000 shares;


4. To ratify the selection of Piercy Bowler, Taylor and Kern as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2006; and


5. To transact any other business properly brought before the Annual Meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this Notice. ONLY STOCKHOLDERS OF RECORD OF THE COMPANY'S COMMON STOCK AT THE CLOSE OF BUSINESS ON MARCH 31, 2006 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.


         It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.


         If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. ALL ATTENDEES WILL BE REQUIRED TO PRESENT GOVERNMENT-ISSUED PHOTO IDENTIFICATION (e.g., driver's license or passport) to enter the Annual Meeting. IF YOU ARE A STOCKHOLDER OF RECORD, your ownership of the Company's common stock will be verified against the list of stockholders of record as of March 31, 2006 prior to being admitted to the Annual Meeting. IF YOU ARE NOT A STOCKHOLDER OF RECORD AND HOLD YOUR SHARES OF COMMON STOCK IN "STREET NAME" (THAT IS, YOUR SHARES OF COMMON STOCK ARE HELD IN A BROKERAGE ACCOUNT OR BY A BANK OR OTHER NOMINEE) YOU MUST ALSO PROVIDE PROOF OF BENEFICIAL OWNERSHIP AS OF MARCH 31, 2006, SUCH AS YOUR MOST RECENT ACCOUNT STATEMENT PRIOR TO MARCH 31, 2006 AND A COPY OF THE VOTING INSTRUCTION CARD PROVIDED BY YOUR BROKER, BANK OR NOMINEE, OR SIMILAR EVIDENCE OF OWNERSHIP.


         In addition to the proxy statement, proxy card and voting instructions, a copy of our 2005 annual report on Form 10-KSB, which is not part of the proxy soliciting material, is enclosed for your review.


                                              By Order of the Board of Directors


                                              /S/ JERRY E. POLIS
                                              ---------------------------
                                              President
                                              April 3, 2006

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

THE ANNUAL MEETING                                                             1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                 3

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON                        5

PROPOSAL NUMBER ONE: ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS           5

EXECUTIVE COMPENSATION                                                        10

PROPOSAL NUMBER TWO: APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF
INCORRPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK                  12

PROPOSAL NUMBER THREE: APPROVAL OF AMENDMENT TO THE 200 EQUITY
INCENTIVE PLAN                                                                13

PROPOSAL NUMBER FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS                                                 16

FORWARD-LOOKING STATEMENTS                                                    18

FUTURE STOCKHOLDERS PROPOSALS                                                 18

WHERE YOU CAN FIND MORE INFORMATION                                           19

EXHIBIT A - CERTIFICATE OF AMENDMENT                                   Exhibit A

EXHIBIT B - 2000 EQUITY INCENTIVE PLAN                                 Exhibit B

                           ASI TECHNOLOGY CORPORATION
                      980 AMERICAN PACIFIC DRIVE, SUITE 111
                             HENDERSON, NEVADA 89014


                                 PROXY STATEMENT
                 FOR THE 2006 ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD ON MAY 1, 2006


                               THE ANNUAL MEETING


GENERAL


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ASI Technology Corporation ("we", the "Company" or "ASI") for use at the 2006 annual meeting of the stockholders to be held on May 1, 2006 at 10:00 a.m. (Pacific Time) at 982 American Pacific Drive, Suite 204, Henderson, Nevada, and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting.


         This proxy statement, the notice of meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about April 7, 2006.


ENTITLEMENT TO VOTE


         If you are a registered holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the annual meeting or by proxy in the manner described below under "Voting of Proxies." If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.


VOTING OF PROXIES


         You can vote the shares that you own of record on the record date by either attending the annual meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual meeting and to vote in person.


You may revoke your proxy at any time before it is voted by:


        (a) filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the annual meeting;


        (b) executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the annual meeting; or


        (c) attending at the annual meeting, giving affirmative notice at the annual meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual meeting other than those described herein.

         Any written revocation of proxy or subsequent later-dated proxy should be delivered to ASI Technology Corporation, 980 American Pacific Drive, Suite 111, Henderson, Nevada 89014, Attention: Jerry E. Polis, President.


RECORD DATE AND SHARES ENTITLED TO VOTE


         Our Board of Directors has fixed the close of business on March 31, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. At the record date, there were 7,019,664 shares of our common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock and no shares of preferred stock outstanding. There is no cumulative voting in the election of directors.


QUORUM


         A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the annual meeting is a majority of our issued and outstanding shares as of the record date.


         In order to be counted for purposes of determining whether a quorum exists at the annual meeting, shares must be present at the annual meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

         1. shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;


         2. shares represented by properly executed proxies for which no instruction has been given; and


         3.       broker non-votes.

         Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.


VOTES REQUIRED


         PROPOSAL ONE - ELECTION OF DIRECTORS: The affirmative vote of the holders of a plurality of the shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.


         PROPOSAL TWO - CHANGE TO RESTATED ARTICLES OF INCORPORATION: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Restated Articles of Incorporation to effect an increase in the authorized number of shares of our common stock. Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against these proposals.

         PROPOSAL THREE- AMENDMENT TO 2000 EQUITY INCENTIVE PLAN: The affirmative vote of the holders of a majority of our common stock represented at the annual meeting in person or by proxy is required for the approval of an amendment to the 2000 Equity Stock Incentive Plan. Stockholders may vote in favor or against any proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.


         PROPOSAL FOUR- APPOINTMENT OF ACCOUNTANTS: The affirmative vote of the holders of a majority of our common stock represented at the annual meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against any proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.


STOCKHOLDER PROPOSALS


         No proposals have been received from any stockholder to be considered at the annual meeting.


OTHER MATTERS


         It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.


SOLICITATION OF PROXIES


         This proxy solicitation is being made on behalf of our Board of Directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. At this time, the Company has not engaged a proxy solicitation firm. We may, in the discretion of the Board of Directors, choose to engage a proxy solicitation firm to assist us with this proxy solicitation. In such event, the proxy solicitation firm will be engaged and compensated for their services on customary terms. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information as of February 28, 2006 regarding the beneficial ownership of our common stock by:


         o each person who is known by us to beneficially own more than 5% of our shares of common stock; and

         o each named executive officer, each director and all of our directors and executive officers as a group.


         The number of shares beneficially owned and the percentage of shares beneficially owned are based on 7,019,664 shares of common stock outstanding as of February 28, 2006.


         For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following February 28, 2006, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

                                                        AS OF FEBRUARY 28, 2006
--------------------------------------------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES(1)        PERCENT
--------------------------------------------------------------------------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS(2)

Jerry E. Polis (3)                                     2,886,024          37.8%
President and Director

Eric M. Polis (4)                                       156,000           2.2%
Secretary, Treasurer and Director

Dawayne R. Jacobs(5)                                    130,000           1.8%
Director

Gerald L. Ehrens (6)                                    245,000           3.4%
Director

James A. Barnes (7)                                     645,281           9.2%

Elwood G. Norris (8)                                    447,905           6.5%

Richard A. Fait (9)                                     160,000           2.3%
Director

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP         3,577,024 (10)        45.5%
(FIVE PERSONS)


         (1) Based on 7,019,664 shares of common stock issued and outstanding as of February 28, 2006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and except as noted below.
         (2) The address of the executive officers and directors is c/o ASI Technology Corporation, 980 American Pacific Drive, Suite 111, Henderson, Nevada 89104.
         (3) Includes 1,784,156 shares held by the Polis Family Trust and 363,000 shares held by Davric Corporation, a company controlled by Mr. Polis. Also includes currently exercisable options on 30,000 shares of common stock and warrants on 578,571 shares of common stock
         (4) Shares held by family trust. Also includes currently exercisable options on 30,000 shares of common stock and warrants on 25,000 shares of common stock.

         (5) Includes currently exercisable options on 30,000 shares of common stock.
         (6) Consists of 150,000 shares held by a family limited partnership. Also includes currently exercisable options on 20,000 shares of common stock and warrants on 75,000 shares of common stock.
         (7) Includes 440,281 shares held by Sunrise Capital, Inc., a company controlled by Mr. Barnes, and 100,000 shares held by a family trust. Also includes currently exercisable options on 30,000 shares of common stock and warrants on 25,000 shares of common stock.
         (8) Shares held by family trust. Also includes currently exercisable options on 30,000 shares of common stock and warrants on 25,000 shares of common stock.
         (9) Consists of 100,000 shares held by family trust. Also includes currently exercised options on 10,000 shares of common stock and warrants on 50,000 shares of common stock.
         (10) Includes currently exercisable options on 120,000 shares of common stock and warrants on 728,571 shares of common stock.

         We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.


         We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


         None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the annual meeting except for our current and future directors and executive officers inasmuch as they may be granted stock options or stock awards:


         1. each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;


         2.       each nominee for election as one of our directors; or


         3.       any associate of any of the foregoing persons.

                              PROPOSAL NUMBER ONE:


ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS


ELECTION OF DIRECTORS


         We propose to elect five directors, each to hold office until each director's successor is elected and qualified at our next annual meeting.


         The persons named in the enclosed proxy will vote it for the election of the nominees listed under "Nominees for Election of Directors" below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our Board of Directors.


         The affirmative vote of a plurality of the votes present in person or by proxy at the annual meeting and entitled to vote on the election of directors is required for election of each nominee as a director. Our Restated Articles of Incorporation does not provide for cumulative voting in the election of directors.

NOMINEES FOR ELECTION AS DIRECTORS


         Each of our current directors, Jerry E. Polis, Eric M. Polis, Dawayne
R. Jacobs, Gerald L. Ehrens and Richard A. Fait have been nominated by our Board of Directors for election. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and they have consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.


DIRECTORS AND EXECUTIVE OFFICERS


         The following table and information that follows sets forth the names and positions of our directors and executive officers:


NAME AND MUNICIPALITY OF                     CURRENT OFFICE WITH ASI TECHNOLOGY
        RESIDENCE              AGE                      CORPORATION                    DIRECTOR SINCE
-----------------------------------------------------------------------------------------------------------
JERRY E. POLIS                  73       President and Director                             1973
Las Vegas, Nevada

ERIC M. POLIS                   35       Secretary, Treasurer and Director               August 2000
Las Vegas, Nevada

DAWAYNE R. JACOBS               63       Director                                        August 2000
Henderson, Nevada

GERALD L. EHRENS                66       Director                                      September 2005
Las Vegas, Nevada

RICHARD A. FAIT                 68       Director                                       January 2006
Henderson, Nevada


         The following is a description of the business background of the directors, director nominees and executive officers of our company.


         Jerry E. Polis - Mr. Polis has been our President and a member of our Board of Directors since 1973. Since 1963 he has been self-employed primarily in real estate investment, and from 1964 to 2002 he owned and operated Polis Realty. From 1968 to the sale of his ownership in January 1997, he was active as a co-owner of the Taco Bell franchises for the State of Nevada (operated under privately owned Las Cal Corporation). In 1994, he co-founded Commercial Bank of Nevada, an unlisted publicly owned bank located in Las Vegas, Nevada, which was sold through a merger to a NYSE bank group in June 1998. He was a director of Commercial Bank from 1994 and Chairman from May 1996 until its sale. Mr. Polis graduated from Penn State University with a B.A. Degree in Commerce in 1953. Mr. Polis is the father of Eric M. Polis.

         Eric M. Polis- Mr. Polis has served as our Secretary and our Treasurer since August 2000. He served as property manager and leasing agent for Polis Realty from 1993 to 2002. Mr. Polis is a private investor and serves on the board of several Las Vegas non-profit organizations. He obtained a B.S. in Business Administration from the University of Arizona in 1993. Mr. Polis is the son of Jerry E. Polis.

         Dawayne R. Jacobs - Mr. Jacobs has served on our Board of Directors since August 2000. Mr. Jacobs founded Jacobs Marketing Inc., a general merchandise manufacturing representative firm located in Plymouth, Minnesota in 1982. He has served as its President and CEO since 1982. He also founded The Accessory Group, Henderson, Nevada in 1995, a manufacturer and national distributor of proprietary products, and serves as its Chief Executive Officer. In 1993 he founded International Rainwear Inc., Henderson, Nevada, a national distributor of rainwear that was sold in 1997.

         Gerald L. Ehrens - Mr. Ehrens has been a member of our board of directors since September 2005. Mr.. Ehrens has been a self-employed private investor since 1994. From 1992 to 1994 he was Chief Operating Officer of Inamed Corp., a Nasdaq medical device company. Previously he held senior executive positions at E.I. Dupont and Union Carbide with his last position at Union Carbide in 1992 being Vice President of New Business Development. In 1996, he was appointed as a director of unlisted publicly owned Commercial Bank of Nevada and served until its sale through merger to a NYSE bank group in June 1998. Mr. Ehrens received a BS in Chemical Engineering from Princeton University in 1961 and a MS in Industrial Administration from George Washington University in 1965.

         Richard A. Fait - Mr. Fait has been a member of our board of directors since January 9, 2006. Mr. Fait, has been a self-employed investor since 2001. >From 1966 to January 2001 he served as President of the Peoples Bank of Aberdeen, South Dakota and Chairman and President of its holding company, Investment Corporation of America. From the mid-1960's to 2001 he was an owner, officer and director of ten community banks in the Midwest. From 1972 to 2000 he was a practicing certified public accountant in South Dakota and Minnesota. Mr. Fait received a degree in Accounting from Nettleton College in 1958.

         Our directors hold office until the next annual meeting of the stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and serve at the direction of the Board of Directors.


MEETINGS OF DIRECTORS DURING THE LAST FISCAL YEAR


         The Company's Board of Directors did not hold any meetings during the year ended September 30, 2005 (nine months). From January 1 - September 30, 2005, the Board of Directors transacted its business by five unanimous consent resolutions after informal discussions amongst the directors.


         The Company does not have a formal policy with respect to director attendance at annual stockholders meetings, however, all directors are encouraged to attend. The Company did not hold an annual stockholders meeting last year.


         Stockholders may contact an individual director, the Board of Directors as a group, or a specified board committee or group, including the non-employee directors as a group, by writing to: ASI Technology Corporation, 980 American Pacific Drive, Suite 111, Henderson, Nevada 89014, Attention: Board of Directors.


COMMITTEES OF THE BOARD OF DIRECTORS


         The Securities and Exchange Commission has adopted rules implementing
Section 407 of the Sarbanes-Oxley Act of 2002 requiring public companies to disclose information about "audit committee financial experts." We do not have a standing Audit Committee. The functions of the Audit Committee have been assumed by our full Board of Directors. However, we believe Richard A. Fait and Gerald
L. Ehrens, independent members of our board of directors, each qualify as an "audit committee financial expert." The Securities and Exchange Commission's rules do not require us to have an audit committee financial expert.


CODE OF ETHICS

         We have adopted a code of ethics that applies to our members of the board of directors, principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions (as well as its other employees and directors). This code summarizes the legal, ethical and regulatory standards that must be followed and is a reminder to each direction and applicable personnel of the seriousness of that commitment. Compliance with this Code of Ethics and high standards of business conduct is mandatory for each officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote:


         1. honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;


         2. compliance with applicable governmental laws, rules and regulations;


         3. the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the Code of Ethics; and


         4.       accountability for adherence to the Code of Ethics.

         A copy of the code of ethics is posted on our Internet site at www.asiplasma.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code Ethics for Senior Officers that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.


INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS


         Except as disclosed in this proxy, during the past five years none of our directors or executive officers is, or has been, a general partner or executive officer of any business that filed a bankruptcy petition (or had a bankruptcy petition filed against it), either at the time of filing or within two years prior to such time.


         None of our directors or executive officers has, within the past five years, been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).


         None of our directors or executive officers has, within the past five years, been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.


         None of our directors or executive officers has, within the past five years, been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.


         There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Except for the transactions described below, during the last two years none of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, or in any proposed transactions, which has materially affected or will materially affect us.

         Other than compensatory arrangements described under "Executive Compensation," we have no other transactions, directly or indirectly, with our promoters, directors, senior officers or principal stockholders, which have materially affected or will materially affect us.

         In August and September 2005, Jerry E. Polis, an officer and director, purchased through his family trust and a controlled corporation 1,157,142 shares of stock at $0.35 per share, $405,000 of 7% subordinated notes due July 31, 2008 and as part of the units received 578,571 warrants exercisable at $0.50 per share until July 31, 2008. In August 2005, Eric M. Polis, an officer and director, purchased through his family trust 50,000 shares of stock at $0.35 per share, $17,500 of 7% subordinated notes due July 31, 2008 and as part of the units received 25,000 warrants exercisable at $0.50 per share until July 31, 2008. In August 2005, prior to being appointed a director, Gerald L. Ehrens, through a family partnership he controls, purchased 150,000 shares of stock at $0.35 per share, $52,500 of 7% subordinated notes due July 31, 2008 and as part of the units received 75,000 warrants exercisable at $0.50 per share until July 31, 2008. In September 2005, prior to being appointed a director, Richard A. Fait purchased 100,000 shares of stock at $0.35 per share, $35,000 of 7% subordinated notes due July 31, 2008 and as part of the units received 50,000 warrants exercisable at $0.50 per share until July 31, 2008. David A. Polis, the son of Jerry E. Polis and brother of Eric M. Polis, in September 2005 purchased through his family trust 50,000 shares of stock at $0.35 per share, $17,500 of 7% subordinated notes due July 31, 2008 and as part of the units received 25,000 warrants exercisable at $0.50 per share until July 31, 2008.

         In June 2005 Jerry E. Polis exchanged $75,000 principal amount of 10% demand notes for 250,000 shares of common stock. This demand note represented cash advanced in 2002. We recorded $24,000 in 2004 and $18,000 in 2005 (nine months) as contributed services for Jerry E. Polis. No common stock or other value is due for these contributed services.

         We currently share office space with Davric Corporation, an entity controlled by Mr. Jerry E. Polis. We are paying Davric Corporation $1,000 per month for use of this space and associated administrative costs. We paid $12,000 in 2004 and $9,000 in 2005 (nine months) in such costs.

CONFLICTS OF INTEREST

         Certain conflicts of interest now exist and will continue to exist between us and certain of our officers, directors and consultants due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. We have not established policies or procedures for the resolution of current or potential conflicts of interest between us and management, consultants or affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in our favor. Our officers and directors are accountable to us as fiduciaries and are required to adhere to our Code of Ethics, which means that they are legally obligated to exercise good faith and integrity in handling our affairs. Failure by them to conduct our business in our best interests may result in liability to them.

         It is conceivable that our areas of interest could overlap or conflict with other business interests of our management or our consultants. We believe that our areas of focus, products and technology directions are unique and distinct from other businesses in which our management and consultants may be involved such that no conflict in business lines or loyalties will result. Because of this unlikelihood, no steps have been taken to resolve possible conflicts, and any such conflicts, should they arise, will be addressed at the appropriate time.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the SECURITIES EXCHANGE ACT OF 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file. Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required during the transition period ended September 30, 2005, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE


         The following table sets forth compensation awarded to, earned by or paid to each of the individuals who served as our Chief Executive Officer and our four other most highly compensated executive officers (the "named executive officers") for the nine months ended September 30, 2005 and fiscal years ended December 31, 2004 and 2003.


                             ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                             -------------------                    ----------------------

                                                                        AWARDS         PAYOUTS
                                                              ------------------------------------
                                                                 COMMON
                                                                 SHARES
                                                     OTHER       UNDER    RESTRICTED
                                                     ANNUAL     OPTIONS/   SHARES OR   LONG TERM  ALL OTHER
NAME AND                                             COMPEN-      SARS     RESTRICTED  INCENTIVE   COMPEN-
PRINCIPAL       FISCAL        SALARY      BONUS      SATION     GRANTED   SHARE UNITS PLAN PAYOUTS  SATION
POSITION        YEAR            ($)        ($)         ($)        (#)         ($)         ($)        ($)
--------------------------------------------------------------------------------------------------------------
JERRY E.        2005(2)         $0          -           -          -           -           -          -
POLIS(1)        2004            $0          -         $200       10,000        -           -          -
President       2003            $0          -           -          -           -           -          -


ERIC M. POLIS   2005            $0          -           -          -           -           -          -
Secretary       2004            $0          -         $100       10,000        -           -          -
and Treasurer   2003            $0          -           -          -           -           -          -

(1) Director fees. Mr. Polis received no compensation as an officer of the Company for any period. The Company recorded $24,000 in 2003 and 2004 and $18,000 in 2005 (nine months) as contributed services for Mr. Jerry Polis.
(2) On November 7, 2005, the Board of Directors approved the change of our fiscal year to September 30. Our previous fiscal year ended on December
      31. A Form 10-KSB for the nine-month period ended September 30, 2005 was filed with the Securities and Exchange Commission on December 27, 2005.

OPTION GRANTS IN FISCAL 2005


There were no grants of stock options during the nine month period ended
September 30, 2005 to our named executive officers.


OPTION EXERCISES IN FISCAL 2005 AND FISCAL PERIOD-END OPTION VALUES


         During the nine month period ended September 30, 2005, there were no stock options exercised by directors or named executive officers.

                                     AGGREGATED OPTION EXERCISES AND FISCAL PERIOD-END VALUES

                                                   NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                   OPTIONS HELD AT                 IN-THE-MONEY OPTIONS AT
                      SHARES                       SEPTEMBER 30, 2005               SEPTEMBER 30, 2005(1)
                    ACQUIRED      VALUE          ----------------------------     --------------------------
NAME              ON EXERCISE    REALIZED        EXERCISABLE    UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----              -----------    --------        -----------    -------------     -----------  -------------
Jerry E. Polis        -0-           -0-             20,000             -0-           $ 500        -0-
Eric M. Polis         -0-           -0-             20,000             -0-           $ 500        -0-

    (1) Based on the closing bid price on September 30, 2005 of $0.40 per share.

INCENTIVE PLANS

         On August 16, 2000, the stockholders approved the 2000 Equity Incentive Plan reserving an aggregate of 250,000 shares of common stock for issuance under the plan. At February 29, 2006, there were 250,000 options outstanding. Other than the 2000 Equity Incentive Plan, we do not have any stock appreciation rights plans in effect, or rights and have no long-term incentive plans, as those terms are defined in Securities and Exchange Commission regulations. At February 28, 2006 we had warrants outstanding exercisable until July 31, 2008 into an aggregate of 1,428,571 shares of common stock at $0.50 per share.

COMPENSATION OF DIRECTORS

         Effective December 6, 2005 the directors approved compensation of $200 per meeting for their services as directors and Mr. Jerry E. Polis, Chairman of the Board, receives $400 for each meeting. None of the officers currently receive any compensation for their services as officers of the Company. We may begin compensating management at a future date.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         There are no employment contracts with any of our officers or directors.

REPORT ON REPRICING OF OPTIONS/SARS


         None.


EQUITY COMPENSATION PLANS


         We have granted incentive and non-qualified stock options to our employees and directors under the terms of our 2000 Equity Incentive Plan. We have also granted non-qualified stock options, which have been authorized by our Board of Directors.


         The following table provides a summary of the number of options granted under our 2000 Equity Incentive Plan, and the number of options granted under individual compensation agreements and the weighted average exercise price and the number of options remaining available for issuance at September 30, 2005.

                                                     NUMBER OF          WEIGHTED     NUMBER OF SECURITIES
                                                  SECURITIES TO BE      AVERAGE       REMAINING AVAILABLE
                                                    ISSUED UPON      EXERCISE PRICE   FOR FUTURE ISSUANCE
                                                    EXERCISE OF      OF OUTSTANDING      UNDER EQUITY
                                                    OUTSTANDING         OPTIONS,      COMPENSATION PLANS
                                                      OPTIONS,        WARRANTS AND        (EXCLUDING
                                                    WARRANTS AND         RIGHTS           SECURITIES
                                                       RIGHTS                            REFLECTED IN
                                                                                          COLUMN (a))
                                                        (a)               (b)                 (c)
-----------------------------------------------------------------------------------------------------------
Equity compensation plans approved by security       160,000(1)          $0.43              90,000
holders
Equity compensation plans not approved by
security holders                                         -                 -                   -
TOTAL(1)                                              160,000            $0.43              90,000

(1)      Includes certain options granted to directors and non-executive.

         In January 2006 the Company granted options on 90,000 shares of common stock exercisable at $0.40 per share including options on 50,000 shares to directors.


                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
        VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE.
             DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST


                              PROPOSAL NUMBER TWO:


          APPROVAL OF AMENDMENT TO RESTATED ARTICLE OF INCORPORATION TO
                   INCREASE AUTHORIZED SHARES OF COMMON STOCK


         The stockholders are being asked to approve an amendment to the Company's Restated Article of Incorporation (the "Restated Article") to increase the number of authorized shares of common stock from 10,000,000 to 30,000,000. On March 30, 2006, the Company's Board of Directors adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting. A copy of the proposed amendment to our Restated Article affecting the increase in our authorized shares is attached hereto as EXHIBIT A. The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.


         If this proposed the stockholders approve the proposed amendment, the Board of Directors may proceed to file the amendment, thereby making the increase in authorized capital effective upon the filing of such amendment. The Board of Directors may, in its discretion, abandon the amendment to increase the authorized capital. If the Board of Directors determines that it is in the best interests of the Company and its stockholders to proceed with the increase in authorized capital, the Board of Directors will, subject to stockholder approval, file with the Secretary of State of the State of Nevada a Certificate of Amendment to the Restated Article increasing the Company's authorized capital as set forth in this proposal.


         The Restated Article currently authorizes the issuance of up to 11,000,000 shares of stock, of which 10,000,000 shares are designated as common stock, $.02 par value per share. Of the 10,000,000 shares of common stock currently authorized, as of the close of business on February 28, 2006, there were 7,019,664 shares of common stock issued and outstanding. In addition, as of February 28, 2006, the Company has reserved up to approximately 250,000 shares of common stock for issuance pursuant to the grants made under the 2000 Equity Incentive Plan and 1,428,571 shares of common stock for issuance upon possible exercise of outstanding warrants.


REASONS FOR INCREASE


         The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations. The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise. Without an increase in the shares of common stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.


EFFECT OF INCREASE


         If the stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed. Under the Company's Restated Article, the Company's stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock. In addition, if the Board elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.


         The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
          AMENDMENT TO THE RESTATED ARTICLE OF INCORPORATION INCREASING
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


                             PROPOSAL NUMBER THREE:


               APPROVAL OF AMENDMENT TO 2000 EQUITY INCENTIVE PLAN

         The Board of Directors has amended the 2000 Equity Incentive Plan (the "Plan"), subject to the approval by the stockholders. The amended plan will become effective upon approval by stockholders.

Summary of Changes

         We are asking stockholders to approve an amendment to the Plan to increase the total number of shares of the common stock available for awards granted under the Plan by 700,000 shares. As of February 28, 2006, none of the 250,000 shares authorized remain available for awards under the Plan.

         The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety which is set forth as EXHIBIT B to this Proxy Statement.

PURPOSE. The purpose of the Plan is to provide the Company a means to retain the services of officers, directors, employees, advisors and consultants and other persons eligible to receive stock awards and to provide incentives for such persons to contribute to the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the awards, including stock-based incentive awards, including stock options, stock appreciation rights, limited stock appreciation rights, restricted stock, deferred stock and performance shares.

ELIGIBLE PARTICIPANTS. Employees, directors, officers, advisors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an "Affiliate", as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "CODE")) are eligible to receive stock awards under the Plan.

NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN. A total of 250,000 (950,000 if the amendment to the Plan is approved by the stockholders) of Common Stock may be issued pursuant to stock awards under the Plan. If any stock award shall for any reason expire or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

ADMINISTRATION OF THE PLAN. The Board of Directors has the authority to administer the Plan or may delegate administration of the Plan to a Committee or Committees of one or more members of the Board of Directors. If administration is delegated to a Committee, the Committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may abolish the Committee at any time and revest the administration of the Plan in the Board of Directors.

In the discretion of the Board of Directors, a Committee may consist solely of two or more "outside directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "non-employee directors", in accordance with Rule 16b-3. Within the scope of such authority, the Board of Directors or the Committee may (i) delegate to a committee of one or more members of the Board of Directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board of Directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

CHANGE IN CONTROL. The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan. If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

AMENDMENT TO THE PLAN AND AWARDS. The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

TERMINATION AND SUSPENSION OF THE PLAN. The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board of Directors or approved by the stockholders of the Company, whichever is earlier. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

TYPES OF AWARDS

STOCK OPTIONS. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The Committee will determine the exercise price of options granted under the Plan, but with respect to non-statutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

The exercise price of each non-statutory stock option granted under the plan shall not be less than 100% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a non-statutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. The Board of Directors shall determine additional terms including term, consideration vesting and early exercise at the time of grant.

STOCK BONUS AWARDS OTHER THAN OPTIONS. The Committee will also have the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

INCENTIVE STOCK OPTIONS. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the Common Stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

NON-STATUTORY STOCK OPTIONS. A participant who receives a non-statutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by us.

STOCK AWARDS. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

TAX EFFECT FOR OUR COMPANY. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

SECTION 162(m) LIMITS. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

 THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE AMENDMENT TO THE
                           2000 EQUITY INCENTIVE PLAN


                              PROPOSAL NUMBER FOUR:


                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         On April 29, 2005, McGladrey & Pullen, LLP, our former auditors declined to stand for re-appointment as our independent accountants due to the restrictions imposed by Section 208(a) of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities Exchange Commission that prohibit partners on the audit engagement team from providing audit services to the issuer for more than five consecutive years and from returning to audit services with the same issuer within five years. During the years ended December 31, 2004 and 2003 and through April 29, 2005, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey & Pullen, LLP's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's financial statements for such years.

         The Company appointed the firm of Piercy Bowler Taylor & Kern to serve as independent public accountants of the Company for the period ending (nine months) September 30, 2005, effective April 29, 2005.

         During the years ended December 31, 2004 and 2003 and through the date of appointment, the Company did not consult with Piercy Bowler Taylor & Kern with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

         The Company anticipates that a representative of Piercy Bowler Taylor and Kern will be present at the annual meeting. The representative will have the opportunity to make a statement if they desire to do so. It is expected the representative will not be available to respond to questions.

         In the event ratification by the stockholders of the appointment of Piercy Bowler Taylor and Kern as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.


PRINCIPAL ACCOUNTANT FEES AND SERVICES


         Piercy Bowler Taylor and Kern or McGladrey & Pullen LLC performed the services listed below and was paid the fees listed below for the nine month period ended September 30, 2005 and the fiscal years ended December 31, 2004 and 2003, respectively:

                                          AUDIT FEES
                                          ----------

                               2005(1)       2004(2)       2003(2)
                               -------       -------       -------
                               $42,409       $33,340       $29,682

(1) During 2005, of the $42,409, $20,029 and $22,380 of the fees were paid to McGaldrey & Pullen LLC and Piercy Bowler Taylor and Kern, respectively.
(2)  The fees were paid to McGladrey & Pullen LLC.

         Audit Fees consists of fees billed for professional services rendered for the audits of our financial statements, reviews of interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Piercy Bowler Taylor and Kern or McGladrey & Pullen in connection with statutory and regulatory filings or engagements.

         Audit-Related Fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no other audit-related fees billed for 2005, 2004 or 2003 by Piercy Bowler Taylor and Kern or McGladrey & Pullen.

         Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. There were no fees billed by Piercy Bowler Taylor and Kern or McGladrey & Pullen for tax compliance, tax advice and tax planning for 2005, 2004 or 2003.

         All Other Fees consists of fees billed for accounting services related to stock options and financing matters. No other fees were billed for 2005, 2004 or 2003 by Piercy Bowler Taylor and Kern or McGladrey & Pullen.


PRE-APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR


         Since we do not have an Audit Committee to pre-approve the services performed by the Company's independent registered public accountants during 2005, our Board of Directors approved all services performed and will continue to do so until such time as a Audit Committee is established. The Board of Directors will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Piercy Bowler Taylor and Kern. Thereafter, the Board of Directors will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Piercy Bowler Taylor & Kern, which are not prohibited by law.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO
          RATIFY THE APPOINTMENT OF PIERCY BOWLER TAYLOR & KERN AS THE
        INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE
                         YEAR ENDING SEPTEMBER 30, 2006


                           FORWARD-LOOKING STATEMENTS


         This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.


         Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.


                          FUTURE STOCKHOLDER PROPOSALS


         It is anticipated that the release date for the Company's proxy statement and form of proxy for this current annual meeting of stockholders will be April 3, 2006. The deadline for submission of stockholder proposals to be included in the proxy statement and form of proxy for the Company's next Annual Meeting of stockholders will be December 2, 2006. Stockholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals in order to be included in the Company's proxy statement for that meeting.

         For any stockholder that intends to present a proposal that will not be included in the proxy statement for the Company's 2007 Annual Meeting, but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on February 15, 2007 and advise stockholders in the 2007 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on February 15, 2007.

         Proposals or notices of intention to present proposals should be addressed to: Eric M. Polis, Secretary, ASI Technology Corporation, 980 American Pacific Drive, Suite 111, Henderson, Nevada 89014.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the informational requirements of the SECURITIES EXCHANGE ACT OF 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our company.

BY ORDER OF THE BOARD OF DIRECTORS OF ASI TECHNOLOGY CORPORATION

/S/ JERRY E. POLIS
--------------------------
Jerry E. Polis
President

April 3, 2006

                                    EXHIBIT A

                                AMENDMENT TO THE

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                           ASI TECHNOLOGY CORPORATION

         Pursuant to the provisions of Section 78.403 of the Nevada Revised Statutes, the undersigned corporation adopts the Amendment to the Restated Articles of Incorporation set forth on Exhibit A as of this date.

         1. The name of the corporation is ASI TECHNOLOGY CORPORATION.

         2. The initial Articles of Incorporation of this corporation were filed with the Nevada Secretary of State on January 10, 1931 and amended on July 24, 1970, April 27, 1972, August 1, 1973, September 1, 1978, September 21, 1981,
July 31, 1992, October 28, 1997, August 5, 1999 and September 1, 2000, respectively.

         3. The Board of Directors by unanimous written consent dated March _____, 2006, adopted a resolution to amend Section 7(A) of the Restated Articles to read as set forth on EXHIBIT A hereto.

         4. The Amendment to the Restated Articles of Incorporation attached hereto as EXHIBIT A has been duly approved by the required vote of the stockholders in accordance with NRS Section 78.390. The total number of outstanding shares of the Corporation is 7,019,664. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was a majority of the outstanding shares of stock.

Dated:  _____________, 2006

                                    ____________________________________
                                    Jerry E. Polis
                                    President


                                    ____________________________________
                                    Eric M. Polis
                                    Secretary

                              Exhibit A, Page -1-

                                   EXHIBIT "A"
                                   -----------

                                AMENDMENT TO THE

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           ASI TECHNOLOGY CORPORATION


         Section 7. (A) Classes of Stock is hereby deleted in its entirety and replaced with the following:


"7. (A) Classes of Stock: The Corporation is authorized to issue two classes of stock to be designated, respectively. "Common Stock" and "Preferred Stock". The total number of shares, which the corporation is authorized to issue is thirty one million (31,000,000) shares, each with a par value of $0.02 per share. Thirty million (30,000,000) shares shall be Common Stock and One Million (1,000,000) shares shall be Preferred Stock."




                              Exhibit A, Page -2-

                                    EXHIBIT B

                           ASI TECHNOLOGY CORPORATION

                           2000 EQUITY INCENTIVE PLAN

         SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

         The name of this plan is the ASI 2000 Equity Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) on July 5, 2000 and approved by the stockholders of the Company (defined below) on August 23, 2000. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants (defined below) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "ADMINISTRATOR" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

                  (b) "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                  (c) "AWARD" means any award under the Plan.

                  (d) "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  (e) "BOARD" means the Board of Directors of the Company.

                  (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (g) "COMMITTEE" means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in
Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                  (h) "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

                  (i) "COMPANY" means ASI, a Nevada corporation (or any successor corporation).

                  (j) "DEFERRED STOCK" means the right to receive Shares at the end of a specified deferral period granted pursuant to Section 8 below.

                  (k) "DISABILITY" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.


                              Exhibit B, Page -1-

                  (l) "ELIGIBLE RECIPIENT" means an officer, director, employee, consultant or advisor of the Company or of any Parent or Subsidiary.

                  (m) "EMPLOYEE DIRECTOR" means any director of the Company who is also an employee of the Company or of any Parent or Subsidiary.

                  (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  (o) "EXERCISE PRICE" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of the Award.

                  (p) "FAIR MARKET VALUE" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; PROVIDED, HOWEVER, that (i) if the Common Stock is admitted to trading on a national securities exchange, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (ii) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (iii) if the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a share of Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on such date or, if no bid and ask prices were reported on such date, on the last date preceding such date on which both bid and ask prices were reported; (iv) in the case of a Limited Stock Appreciation Right, the fair market value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

                  (q) "INCENTIVE STOCK OPTION" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (r) "LIMITED STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

                  (s) "NON-EMPLOYEE DIRECTOR" means a director of the Company who is not an employee of the Company or of any Parent or Subsidiary.

                  (t) "NON-QUALIFIED STOCK OPTION" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

                  (u) "OPTION" means an option to purchase Shares granted pursuant to Section 6 below.

                  (v) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                              Exhibit B, Page -2-

                  (w) "PARTICIPANT" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock, or Performance Shares or any combination of the foregoing, or (ii) any Non-Employee Director who is eligible to receive grants of Options pursuant to Section 6(i) below.

                  (x) "PERFORMANCE SHARES" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 8 below.

                  (y) "REGISTRATION STATEMENT" means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial underwritten public offering of the Common Stock.

                  (z) "RESTRICTED STOCK" means Shares subject to certain restrictions granted pursuant to Section 8 below.

                  (aa) "SHARES" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 3 and 4, and any successor security.

                  (bb) "STOCK APPRECIATION RIGHT" means the right pursuant to an Award granted under Section 7 below to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

                  (cc) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2.  ADMINISTRATION.

         The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the
Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

         Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing. The Administrator shall have the authority:

                  (a) to select those Eligible Recipients who shall be Participants;

                  (b) to determine whether and to what extent Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

                  (c) to determine the number of Shares to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (x) the restrictions applicable to Awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such Awards of Restricted Stock or Deferred Stock shall lapse, and (ii) the performance goals and periods applicable to Awards of Performance Shares);

                              Exhibit B, Page -3-

                  (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, that shall govern all written instruments evidencing Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder;

                  (f) to reduce the Exercise Price of any Option to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option has declined since the date such Option was granted; and

                  (g) the Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

         The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

         SECTION 3.  SHARES SUBJECT TO PLAN.

         The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 250,000 shares (after giving effect to the one-for-ten reverse split of the Common Stock approved by the Company's stockholders concurrently with the approval of this Plan by the stockholders). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of Shares as to which Options, Stock Appreciation Rights, and Awards of Restricted Stock, Deferred Stock and Performance Shares may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 80% of the Shares reserved for the purposes of the Plan.

         Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) an Option expires or is otherwise terminated without being exercised, or (ii) any Shares subject to any Award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

         In the event of any stock dividend, recapitalization, stock split, reverse stock split (other than the one-for-ten reverse stock split referred to above), subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind, number and Exercise Prices of Shares subject to outstanding Options, and (iii) the kind, number and Exercise Prices of Shares subject to outstanding Awards of Restricted Stock, Deferred Stock and Performance Shares, in each case as may be determined by the Administrator, in its sole discretion, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded


                              Exhibit B, Page -4-
up to the nearest whole share, as determined by the Committee. An adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right related to any Option.

         SECTION 4.  CORPORATE TRANSACTIONS.

         (a) ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of
(i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants);
(ii) a dissolution or liquidation of the Company; (iii) the sale of substantially all of the assets of the Company; or (iv) any other transaction that qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any) or Parent thereof, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation or Parent thereof may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor corporation or Parent thereof may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) or Parent thereof does not assume or substitute awards, as provided above, pursuant to a transaction described in this Section 4(a), such Awards shall automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such transaction, for all the Shares at the time represented by such Awards. In such event, effective upon the consummation of the transaction, or at such other time and on such conditions as the Board shall determine, all outstanding Awards under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

         (b) OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 4, in the event of the occurrence of any transaction described in Section 4(a), any outstanding Awards shall be treated as provided in the applicable Award Agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

         (c) ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under the Plan in substitution of such other company's award; or (ii) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         SECTION 5.  ELIGIBILITY.

         Eligible Recipients shall be eligible to be granted Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of Shares covered by each such Award.

                              Exhibit B, Page -5-

         SECTION 6.  OPTIONS.

         Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder.

         The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

         The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Directors who are not also officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (a) OPTION EXERCISE PRICE. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Common Stock on such date, (ii) in the case of Non-Qualified Stock Options intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code, be less than 100% of the Fair Market Value of the Common Stock on such date, and (iii) in any event, be less than the par value (if any) of the Common Stock. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the per share Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

                  (b) OPTION TERM. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted; PROVIDED, HOWEVER, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                  (c) EXERCISABILITY. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant. The Administrator may provide at the time of grant, in its sole discretion, that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company (as defined in the Award Agreement evidencing such Option).

                              Exhibit B, Page -6-

                  (d) METHOD OF EXERCISE. Subject to Section 6(c), Options may be exercised in whole or in part at any time during the Option period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. In addition, payment for Shares purchased pursuant to the Plan may be made, where expressly approved for the Participant by the Committee and where permitted by law:

                           (i) by cancellation of indebtedness of the Company to
the Participant;

                           (ii) by surrender of shares of Common Stock that
either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

                           (iii) by waiver of compensation due or accrued to
Participant for services rendered;

                           (iv) by tender of property;

                           (v) with respect only to purchases upon exercise of
an Option, and provided that a public market for the Common Stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the aggregate Exercise Price of the Shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company; or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the aggregate Exercise Price of the Shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company;

                           (vi) in the case of the exercise of a Non-Qualified
Stock Option, in the form of Restricted Stock or Performance Shares subject to an Award hereunder (based, in each case, on the Fair Market Value of the Common Stock on the date the Option is exercised); PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant. If payment of the Exercise Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the Shares received upon the exercise of such Option shall be restricted in accordance with the original terms of the Restricted Stock Award or Performance Shares Award in question, except that the Administrator may direct that such restrictions shall apply only to that number of Shares equal to the number of shares surrendered upon the exercise of such Option.

                           (vii) by any combination of the foregoing or

                           (viii) by any other form of consideration permitted
by applicable law.

                  A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Shares subject to the Option only after the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 11(b).

                  The Administrator may require the surrender of all or a portion of any Option granted under the Plan as a condition precedent to the grant of a new Option. Subject to the provisions of the Plan, such new Option shall be exercisable at the Exercise Price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Options shall be canceled and the Shares previously subject to such canceled Options shall again be available for future grants of Options and other Awards hereunder.

                              Exhibit B, Page -7-

                  (e) LOANS. The Company or any Parent or Subsidiary may make loans available to Option holders in connection with the exercise of outstanding Options, as the Administrator, in its sole discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Option holders in favor of the Company or any Parent or Subsidiary, (ii) be subject to the terms and conditions set forth in this Section 6(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest at the applicable Federal interest rate or such other rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the aggregate Exercise Price less the par value (if any) of the Shares covered by the Option, or portion thereof, exercised by the holder, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and/or interest and the conditions upon which the loan will become payable in the event of the holder's termination of service to the Company or to any Parent or Subsidiary shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, Shares having an aggregate Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                  (f) NON-TRANSFERABILITY OF OPTIONS. Except under the laws of descent and distribution, the Participant shall not be permitted to sell, transfer, pledge or assign any Option, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant; PROVIDED, HOWEVER, that the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant's lifetime for estate planning purposes.

                  (g) TERMINATION OF EMPLOYMENT OR SERVICE. If a Participant's employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates by reason of his or her death, Disability or for any other reason, the Option may thereafter be exercised to the extent provided in the Award Agreement evidencing such Option, or as otherwise determined by the Administrator.

                  (h) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

         SECTION 7. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

         Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights or Limited Stock Appreciation Rights shall be made; the number of Shares to be awarded, the Exercise Price (or, in the case of a Limited Stock Appreciation Right, the "Change in Control" price), and all other conditions of Stock Appreciation Rights and Limited Stock Appreciation Rights. The provisions of Stock Appreciation Rights and Limited Stock Appreciation Rights need not be the same with respect to each Participant.

                              Exhibit B, Page -8-

         Stock Appreciation Rights and Limited Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (a) AWARDS. The prospective recipient of a Stock Appreciation Right or Limited Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Stock Appreciation Right Agreement" or "Limited Stock Appreciation Right Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights or Limited Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

                  (b)      EXERCISABILITY.

                           (i) Stock Appreciation Rights that are Free Standing
Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; PROVIDED, HOWEVER, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                           (ii) Stock Appreciation Rights that are Related
Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this
Section 7 of the Plan; PROVIDED, HOWEVER, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option; PROVIDED, FURTHER, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                           (iii) Limited Stock Appreciation Rights shall only be
exercised within the 30-day period following a "Change in Control" (as defined by the Administrator in the Limited Stock Appreciation Right Agreement evidencing such right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan.

                  (c) PAYMENT UPON EXERCISE.

                           (i) Upon the exercise of a Free Standing Stock
Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the Free Standing Stock Appreciation Right (which Exercise Price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant) multiplied by the number of Shares in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                           (ii) A Related Right may be exercised by a
Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

                              Exhibit B, Page -9-

                           (iii) Upon the exercise of a Limited Stock
Appreciation Right, the Participant shall be entitled to receive an amount in cash equal in value to the excess of the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock Share as of the date of exercise over (A) the per share Exercise Price specified in the related Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the per share Exercise Price specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of Shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                  (d) NON-TRANSFERABILITY.

                           (i) Free Standing Stock Appreciation Rights shall be
transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

                           (ii) Related Stock Appreciation Rights shall be
transferable only when and to the extent that the underlying Option would be transferable under Section 6(f) of the Plan.

                           (iii) Limited Stock Appreciation Rights shall be
transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

                  (e) TERMINATION OF EMPLOYMENT OR SERVICE

                           (i) In the event of the termination of employment or
service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                           (ii) In the event of the termination of employment or
service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

                           (iii) In the event of the termination of employment
or service of a Participant who has been granted one or more Limited Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                  (f) TERM.

                           (i) The term of each Free Standing Stock Appreciation
Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                           (ii) The term of each Related Stock Appreciation
Right shall be the term of the Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                           (iii) The term of each Limited Stock Appreciation
Right shall be fixed by the Administrator, but no Limited Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.


                              Exhibit B, Page -10-

         SECTION 8.  RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

         Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock, Deferred Stock or Performance Shares shall be made; the number of Shares to be awarded; the Exercise Price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in Section 8(b)) applicable to Awards of Restricted Stock or Deferred Stock; the performance objectives applicable to Awards of Deferred Stock or Performance Shares; and all other conditions of the Awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the Award of Restricted Stock, Deferred Stock or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the Awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant. In the sole discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 6(e) of the Plan with respect to the exercise of Options.

                  (a) AWARDS AND CERTIFICATES. The prospective recipient of Awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Shares Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in Section 8(b), (i) each Participant who is granted an Award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

                  The Company may require that the stock certificates evidencing Restricted Stock or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.


                  With respect to Awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such Shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Deferred Stock Award.

                  (b) RESTRICTIONS AND CONDITIONS. The Awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this Section 8 shall be subject to the following restrictions and conditions:

                           (i) Subject to the provisions of the Plan and the
Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such Award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; PROVIDED, HOWEVER, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service as a director, consultant or advisor to the Company or any Parent or Subsidiary, the Participant's death or Disability or the occurrence of a "change in control" as defined in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, evidencing such Award.

                              Exhibit B, Page -11-

                           (ii) Except as provided in Section 8(c)(i), the
Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock or Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to Shares subject to Awards of Deferred Stock during the Restricted Period; PROVIDED, HOWEVER, that dividends declared during the Restricted Period with respect to the number of Shares covered by Awards of Deferred Stock shall be paid to the Participant. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

                           (iii) The rights of Participants granted Awards of
Restricted Stock, Deferred Stock or Performance Shares upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing such Awards.

         SECTION 9.  AMENDMENT AND TERMINATION.

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

                  (a) except as provided in Section 3 of the Plan, increase the total number of Shares reserved for issuance under the Plan;

                  (b) change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

                  (c) extend the maximum Option period under Section 6(b) of the Plan.

         Notwithstanding the foregoing, stockholder approval under this Section 9 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to an employee benefit plan of the Company.

         The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

         SECTION 10.  UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

         SECTION 11.  GENERAL PROVISIONS.

         (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                              Exhibit B, Page -12-

         (b) The Administrator may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

         (d) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (e) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         SECTION 12. STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN; EFFECTIVE DATE OF AMENDMENTS.

         (a) The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.

         (b) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of July 5, 2000.

         SECTION 13  TERM OF PLAN.

         No Option, Stock Appreciation Right, Limited Stock Appreciation Right, or Awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after July 5, 2010, but Awards theretofore granted may extend beyond that date.

                              Exhibit B, Page -13-

                           ASI TECHNOLOGY CORPORATION
                      980 AMERICAN PACIFIC DRIVE, SUITE 111
                             HENDERSON, NEVADA 89014


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Jerry E. Polis and Eric M. Polis as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of ASI Technology Corporation held of record by the undersigned on March 31, 2006, at the Annual Meeting of Stockholders to be held at 10:00 a.m., on May 1, 2006 or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOUR OF THE ELECTION OF THE NAMED NOMINEES TO THE BOARD AND FOR THE APPROVAL OF ALL OTHER PROPOSALS.


THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.










--------------------------------------------------------------------------------
TO BE REPRESENTED AT THE MEETING, THIS PROXY FORM MUST BE RECEIVED AT THE OFFICE OF ASI TECHNOLOGY CORPORATION, BY MAIL NO LATER THAN FORTY-EIGHT (48) HOURS (EXCLUDING SATURDAYS SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEREOF OR MAY BE ACCEPTED BY THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING. THE MAILING ADDRESS IS: ASI TECHNOLOGY CORPORATION, 980 AMERICAN PACIFIC DRIVE, SUITE #111, HENDERSON, NEVADA 89014, PHONE NUMBER: (702) 734.1888, FACSIMILE NUMBER: (702) 737-6900, WEBSITE ADDRESS:
WWW.ASIPLASMA.COM.
--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS OF
                           ASI TECHNOLOGY CORPORATION
                                   MAY 1, 2006


     Please date, sign and mail your proxy card in the envelope provided as soon as possible.

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                        AND "FOR" PROPOSALS 1 THROUGH 4.


         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK
--------------------------------------------------------------------------------


1.    Election of Directors. Nominees:
      [ ]  FOR ALL NOMINEES                               [ ]  Jerry E. Polis

      [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES            [ ]  Eric M. Polis

      [ ]  FOR ALL EXCEPT (see instruction below)         [ ]  Dawayne R. Jacobs

           INSTRUCTION: To withhold authority to          [ ]  Gerald L. Ehrens
           vote for any   individual nominee(s),
           mark "FOR ALL EXCEPT" and fill in the box      [ ]  Richard A. Fait
           next to each nominee you wish to withhold as shown here:

                                                          For   Against  Abstain

2.     To approve an amendment to the Company's           [ ]     [ ]     [ ]
       Restated Article of Incorporation to
       increase the number of authorized shares of common stock from 10,000,000 to 30,000,000.


3.       To approve an amendment to the Company's         [ ]     [ ]     [ ]
         2000 Equity Incentive Plan.

4.       To ratify the selection of Piercy Bowler         [ ]     [ ]     [ ]
         Taylor and Kern as the Company's independent registered public accounting firm.


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To change the address on your account, please check the box at right       [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------

________________________________             ___________________________________
Signature of Stockholder:                    Signature of Stockholder:
Date:                                        Date:
--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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